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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(D) of the Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2002
                                                  --------------


                           MIKOHN GAMING CORPORATION
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             (Exact name of Registrant as specified in its charter)


            Nevada                       0-22752                 88-0218876
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(State or other jurisdiction of        (Commission             (IRS Employer)
incorporation or organization)         File Number)       Identification Number)


           920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686
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              (Address of principal executive office and zip code)


                                (702) 896-3890
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             (Registrant's telephone number, including area code)


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  (Former name, former address and former fiscal year, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (A)  PREVIOUS INDEPENDENT ACCOUNTANT

     On April 29, 2002, Mikohn Gaming Corporation (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent accountant. Andersen provided tax, accounting and audit services to the Company.

     The reports of Andersen on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company's Board of Directors approved the decision to change accountants on April 29, 2002, and the Audit Committee of the Board of Directors approved the decision to change accountants on April 29, 2002. The Board of Directors believes that it is in the best interests of the Company to make a change in the Company's certifying accountants.

     In connection with its audit for the most recent fiscal year and through April 29, 2002, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference thereto in its report on the financial statements of the Company for such time periods, except as follows:

     1 During the audit of its financial statements for the year ended December 31, 2001, the Company had a disagreement with Andersen regarding the timing of revenue recognition for a sales transaction which occurred near the end of the Company's third fiscal quarter ended September 30, 2001. The Company had initially recorded the revenue in its third fiscal quarter ended September 30, 2001. Andersen informed the Company of its concerns that the revenue should have been recognized in the Company's fourth fiscal quarter ended December 31, 2001. Upon further review and analysis by the Company, and continuing discussions with Andersen, the Company restated its 10-Q filing for the period ended September 30, 2001, to the satisfaction of Andersen, which issued its report on the Company's financial statements for the year ended December 31, 2001, and

     2 During the audit of its financial statements for the year ended December 31, 2001, the Company had a disagreement with Andersen regarding the capitalization and valuation of certain rights obtained during the year and fourth fiscal quarter ended December 31, 2001. Andersen informed the Company of its concerns and belief that the amount should be included as an item of income/loss during the year ended December 31, 2001. Upon further review and analysis by the Company, and continuing discussions with Andersen, the amount was expensed to the satisfaction of Andersen, which issued its report on the Company's financial statements for the year ended December 31, 2001.

     Members of the Audit Committee of the Board of Directors of the Company met with Andersen to discuss these matters. The Company believes that the concerns expressed by Andersen with respect to the foregoing issues have been adequately addressed and resolved, as evidenced by the fact that Andersen has issued an unqualified report covering the Company's 2001 financial statements. The Company has authorized Andersen to respond fully to the inquiries of any successor accountant concerning these matters.

     During the two most recent fiscal years and through April 29, 2002, except as described below, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Andersen informed the Company in letters dated April 10, 2002 and April 3, 2001 that certain material weaknesses in internal control existed during the fiscal years ended December 31, 2001 and 2000. Although Andersen reported to the Audit Committee during 2001 that the institution of certain processes noted
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below appeared to have been implemented, Andersen noted that it was apparent that the processes have not been fully implemented or are not functioning adequately. Specifically, the Company and its Audit Committee were admonished to improve or institute:

     1 the process for timely and regular detail analysis of all balance sheet accounts,

     2 the process for the review of the balance sheet analyses and accounts by a competent professional to identify valuation and U.S. GAAP issues with resolution on an objective and neutral basis,

     3 the process for a competent professional to review significant or unusual business transactions and agreements to identify U.S. GAAP issues,

     4 the process of regular financial statement internal auditing, targeting those areas where the greatest risk of financial statement misstatement exists, and

     5 the review of underlying detail with more objectivity and a critical review in all major revenue recognition areas.

     Members of the Audit Committee of the Board of Directors of the Company discussed these matters with Andersen. Except as described above, these conditions did not result in any disagreements or differences in opinion between the Company and Andersen. Andersen advised the Company in the April 10, 2002 letter that it understood that the Company had taken certain steps subsequent to December 31, 2001 to mitigate these material weakness conditions. The Company has authorized Andersen to respond fully to the inquiries of the successor accountant concerning these matters.

     The Company has provided Andersen with a copy of the disclosures made by the Company in this report and has requested that Andersen furnish the Company with a letter addressed to the SEC stating whether or not Andersen agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

          1. Letter from Arthur Andersen regarding Change in Certifying Accountant.
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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.



                                        MIKOHN GAMING CORPORATION, Registrant



                                           BY:             /s/ Donald W. Stevens
                                           -------------------------------------
                                               Donald W. Stevens, Executive Vice
                                                 President, Treasurer, Principal
                                                               Financial Officer


Dated:  April 29,  2002